Exhibit 10.1

AMENDMENT NO. 9

AMENDMENT NO. 9, dated as of February 28, 2022 (this “Amendment”), to the Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014, by that certain Amendment No. 2, dated as of February 14, 2017, by that certain Amendment No. 3, dated as of August 14, 2017, by that certain Amendment No. 4, dated as of February 14, 2018, by that certain Amendment No. 5, dated as of November 20, 2019, by that certain Amendment No. 6, dated as of May 8, 2020, by that certain Amendment No. 7 dated as of October 8, 2020 and by that certain Amendment No. 8, dated as of July 28, 2021, the “Credit Agreement”), among SCIENTIFIC GAMES INTERNATIONAL, INC., a Delaware corporation (“Borrower”), SCIENTIFIC GAMES CORPORATION, a Nevada corporation (“Holdings”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Issuing Lender and Swingline Lender.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or the Amended Credit Agreement (as defined below), as applicable.

WHEREAS, Section 10.1(a) of the Credit Agreement permits the Borrower to amend or otherwise modify Section 7.1 (or for the purposes of determining compliance with Section 7.1, any defined terms used therein) with the written consent of the Required Revolving Lenders;

WHEREAS, the Borrower and the parties hereto constituting the Required Revolving Lenders wish to amend the Credit Agreement on the terms set forth herein;

WHEREAS, the Borrower agrees to pay all fees and expenses incurred in connection with the foregoing; and

WHEREAS, for purposes of this Amendment, the transactions described above, including this Amendment and the transactions contemplated herein, are collectively referred to herein as the “Transactions”;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.  Amendments.

Clause (v) of the definition of “Covenant Relief Period Conditions” in the Credit Agreement is, effective as of the Amendment No. 9 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows (the Credit Agreement so amended, the “Amended Credit Agreement”):

(v)  During the Covenant Restrictions Period, Holdings shall not make any Restricted Payment or permit any Restricted Subsidiary to make any Restricted Payment pursuant to clauses (b), (e), (g), (i), (m), (n), (o) and (p) of Section 7.6, other than:

(x)  Restricted Payments (except for Restricted Payments that are (1) made on the Capital Stock of such Person or (2) constitute repurchases of Capital Stock other than a Restricted Payment of the type set forth in Section 7.6(e)) in an amount not to exceed $50,000,000 (less amounts used under clause (iii)(x)(1) above and clauses (vi)(w) and (vii)(x) below) so long as Liquidity is at least $275,000,000 after giving pro forma effect to such Restricted Payment,

(y)  Restricted Payments that constitute repurchases of Capital Stock in an amount not to exceed $150,000,000 so long as Liquidity is at least $275,000,000 after giving pro forma effect to such Restricted Payment, and

(~~y~~z)  payments in respect of expenses for support services or indemnification payments pursuant Section 7.6(i) (it being understood that any such Restricted Payments made pursuant to this clause (v) shall otherwise have been permitted by Section 7.6).

Section 2.  Conditions to Effectiveness of Amendment.

The effectiveness of the terms of this Amendment shall be subject to satisfaction of the following conditions precedent (the date upon which this Amendment becomes effective, the “Amendment No. 9 Effective Date”):

(a)  Counterparts.  The Administrative Agent having received the executed counterparts of this Amendment executed by the Borrower, Holdings, the Administrative Agent and the Required Revolving Lenders.

(b)  Representations and Warranties.  Each of the representations and warranties made in Section 3 of this Amendment shall be true and correct as of the Amendment No. 9 Effective Date.

(c)  Fees.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 9 Effective Date, including (i) a fee for the account of each Revolving Lender that delivers a counterpart to this Amendment on or prior to the Amendment No. 9 Effective Date equal to 0.125% of such Lender’s Revolving Commitment outstanding immediately prior to the Amendment No. 9 Effective Date and (ii) to the extent invoiced prior to the Amendment No. 9 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(d)  Closing Certificate.  The Administrative Agent shall have received a certificate of the Borrower, dated as of the Amendment No. 9 Effective Date, certifying as to paragraph (b) of this Section 2.

Section 3.  Representations and Warranties.

On and as of the Amendment No. 9 Effective Date, after giving effect to the Transactions, each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and each Revolving Lender as follows:

(a)  this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and constitutes the legal, valid and binding obligation of Holdings and the Borrower enforceable against such Loan Party in accordance with its terms and the Amended Credit Agreement and constitutes the legal, valid and binding obligation of Holdings and the Borrower enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)  each of the representations and warranties contained in Section 4 of the Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 9 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date (it being understood that any reference to a “Material Adverse Effect” contained in any such representation and warranty shall not include effects, events, occurrences, facts, conditions or changes arising out of or resulting from or in connection with the COVID-19 pandemic);

(c)  no Default or Event of Default has occurred, is continuing or existed immediately prior to giving effect to the Transactions; and

(d)  the information included in the Beneficial Ownership Certifications provided on or prior to the Amendment No. 9 Effective Date is true and correct in all respects.

Section 4.  Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures.  Each of Holdings and the Borrower agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of Holdings and the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of Holdings and the Borrower enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Revolving Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Revolving Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Revolving Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any of Holdings and the Borrower without further verification and (b) upon the request of the Administrative Agent or any Revolving Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 5.  Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 6.  Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.  Reaffirmation.

Each of Holdings and the Borrower hereby expressly acknowledge, on behalf of itself and on behalf of each Guarantor, the terms of this Amendment and the other Transactions and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to the Transactions, (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents and (iii) that such guarantee and grant continues in full force and effect in respect of, and to secure, the Obligations under the Amended Credit Agreement and the other Loan Documents.

Section 8.  Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.  For the avoidance of doubt, on and after the Amendment No. 9 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC., as Borrower

By:	/s/ Patrick McHugh
	Name:	Patrick McHugh
	Title:	President and Chief Executive Officer, Secretary and Treasurer

SCIENTIFIC GAMES CORPORATION, as Holdings

By:	/s/ Patrick McHugh
	Name:	Patrick McHugh
	Title:	Executive Vice President and Group Chief Executive, Lottery

[Scientific Games – Signature Page to Amendment No. 9]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Ronaldo Naval
	Name:	Ronaldo Naval
	Title:	Vice President

[Scientific Games – Signature Page to Amendment No. 9]

BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Warren Veech III
	Name:	Warren Veech III
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Scientific Games – Signature Page to Amendment No. 9]

BANK OF AMERICA, N.A., as a Revolving Lender

By:	/s/ Marie F. Harrison
	Name:	Marie F. Harrison
	Title:	Director

[Scientific Games – Signature Page to Amendment No. 9]

CITIZENS BANK, N.A., as a Revolving Lender

By:	/s/ Stephen Skaperdas
	Name:	Stephen Skaperdas
	Title:	Assistant Vice President

[Scientific Games – Signature Page to Amendment No. 9]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Knight D. Kieffer
	Name:	Knight D. Kieffer
	Title:	Managing Director

[Scientific Games – Signature Page to Amendment No. 9]

Goldman Sachs Bank USA, as a Revolving Lender

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

[Scientific Games – Signature Page to Amendment No. 9]

Macquarie Capital Funding, LLC, as a Revolving Lender

By:	/s/ Lisa Grushkin
	Name:	Lisa Grushkin
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Ayesha Farooqi
	Name:	Ayesha Farooqi
	Title:	Authorized Signatory

[Scientific Games – Signature Page to Amendment No. 9]

ROYAL BANK OF CANADA, as a Revolving Lender

By:	/s/ Nicholas Heslip
	Name:	Nicholas Heslip
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Scientific Games – Signature Page to Amendment No. 9]

JPMORGAN CHASE BANK, N.A., as a Revolving Lender

By:	/s/ Jeffrey Miller
	Name:	Jeffrey Miller
	Title:	Executive Director

[Scientific Games – Signature Page to Amendment No. 9]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender

By:	/s/ William O'Daly
	Name:	William O'Daly
	Title:	Authorized Signatory

By:	/s/ Nawshaer Safi
	Name:	Nawshaer Safi
	Title:	Authorized Signatory

[Scientific Games – Signature Page to Amendment No. 9]

BNP PARIBAS, as a Revolving Lender

By:	/s/ James Goodall
	Name:	James Goodall
	Title:	Managing Director

By:	/s/ Kyle Fitzpatrick
	Name:	Kyle Fitzpatrick
	Title:	Director

[Scientific Games – Signature Page to Amendment No. 9]

Truist Bank, as a Revolving Lender

By:	/s/ Amanda Parks
	Name:	Amanda Parks
	Title:	SVP

If a second signature is necssary:

By:
Name:
Title:

[Scientific Games – Signature Page to Amendment No. 9]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Jessica Lutrario
	Name:	Jessica Lutrario
	Title:	Associate
jessica.lutrario@db.com

If a second signature is necssary:

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Vice President
philip.tancorra@db.com

[Scientific Games – Signature Page to Amendment No. 9]